Exhibit 99.8(c)

TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT

dated as of

November 19, 2008

among

the Borrowers party hereto,

the Banks party hereto,

The Bank of New York Mellon,

as Syndication Agent,

State Street Bank and Trust Company,

Citibank, N.A., and

HSBC Bank USA, N.A.,

Documentation Agents

and

JPMorgan Chase Bank, N.A.,

as Administrative Agent

Arranged by

J.P. Morgan Securities Inc.,

as Sole Lead Arranger and Sole Bookrunner

related to the Credit Agreement dated as of November 21, 2007

THIS TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “TRR Agreement”), dated as of November 19, 2008 among certain borrowers set forth on the signature pages hereto (each, a “Borrower”), the various financial institutions parties to this TRR Agreement (collectively, the “Banks”), The Bank of New York Mellon, as syndication agent, State Street Bank and Trust Company, Citibank, N.A., and HSBC Bank USA, N.A. as documentation agents, and JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”).

WHEREAS, certain of the Borrowers, certain of the Banks, the Administrative Agent and various other agents entered into a Credit Agreement dated as of November 21, 2007 (as such Credit Agreement has been and may be terminated, replaced and restated, amended, supplemented or otherwise modified from time to time, the “Original Credit Agreement”; terms defined in the Original Credit Agreement are, unless otherwise defined or the context otherwise requires, used herein as defined therein); and

WHEREAS, the Original Credit Agreement is to be terminated as provided herein, and the Banks and the Administrative Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original Credit Agreement with a new credit agreement as provided herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1:  TERMINATION, REPLACEMENT AND RESTATEMENT. Subject to the conditions set forth in Section 2 hereof:

1.1                                The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement identical in form and substance to the Original Credit Agreement except as expressly set forth below (the “New Credit Agreement”).

1.2                                The heading of the New Credit Agreement shall read as follows:

“THIS CREDIT AGREEMENT, dated as of November 19, 2008, is made by and among each of the investment companies, and to the extent any Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, each Delaware LLC, Trust or Maryland corporation on behalf of such Borrower, as are or may become party hereto listed on the signature pages hereto or hereafter added hereto, the various banks as are or may become party hereto (collectively, the “Banks”), The Bank of New York Mellon, as syndication agent, State Street Bank and Trust Company, Citibank, N.A., and HSBC Bank USA, N.A. as documentation agents, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Banks.”

1.3                                Definitions. Section 1.1 of the New Credit Agreement is hereby amended

(a)                                 So that the following definitions are either added or, as applicable, amended and restated to read in their entirety as stated below:

“Applicable Margin” means, for any day, the higher of (a) 1.50% per annum and (b) a rate per annum equal to 50% of the CDX Index in effect from time to time.

For purposes of determining the Applicable Margin, the CDX Index shall be determined as of each Reset Date. Each change in the Applicable Margin for any Loans (whether by virtue of a change in the CDX Index as of any Reset Date applicable thereto or otherwise) shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

If, for any reason, the CDX Index is unavailable for any determination of the Applicable Margin as of any Reset Date, the Borrower and the Banks agree to negotiate in good faith (for a period of up to 30 days after the CDX Index becomes unavailable) to agree on an alternative method for establishing the Applicable Margin. Until any alternative method is agreed, if ever, the Applicable Margin will be determined based on the last available quote of the CDX Index

“Borrowing” means a borrowing hereunder, consisting of Loans made to a Borrower on the same day by the Banks under Article II.

“CDX Index” means the spot rate of the Markit CDX.NA.IG Series 11 or any successor series (5 Year Period) on each Reset Date.

“Effective Date” means November 19, 2008.

“LIBOR” means, as of any date, (a) an interest rate per annum equal to the interest rate determined by the Administrative Agent by reference to the Reuters Screen LIBOR01 Page (or on any successor or substitute page) to be the rate at approximately 11:00 a.m. London time, on such date for dollar deposits with a maturity equal to one (1) month divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to dollar deposits in the London interbank market with a maturity equal to one (1) month. In the event that such rate does not appear on such page (or otherwise on such screen), “LIBOR” shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits at or about 11:00 A.M., New York City time, on such date in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for dollar deposits with a maturity equal to one (1) month.

“Loans” means an extension of credit made or to be made to a Borrower by the Banks pursuant to Article II. Loans shall include both Committed Loans and Swing Line Advances.

“Prospective Bank” has the meaning set forth in Section 2.18.

“Reserve Requirement” means, with respect to any interest period relevant to LIBOR, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

“Reset Date” means each date on which the CDX Index will be determined. The Reset Dates for all Loans will be the Effective Date and the first day of each calendar quarter thereafter.

“Termination Date” means November 18, 2009, or such earlier date on which the Commitments shall terminate as provided herein, provided that the Termination Date (and each Bank’s Commitment to make Loans hereunder) may be extended in accordance with Section 2.6 hereof.

(b)           So that the following definitions are deleted in their entirety: “Alternate Base Rate”, “Base Rate Loan”, “Notice of Conversion” and “type”.

1.4                                Section 2.1(b) of the New Credit Agreement is hereby amended by deleting the third sentence thereof (i.e., “Swing Line Advances may be Federal Funds Rate Loans or Base Rate Loans.”).

1.5                                Section 2.2(b) of the New Credit Agreement is hereby amended to read in its entirety as follows:

“(b)        Intentionally omitted.”

1.6                                Section 2.8(e) of the New Credit Agreement is hereby amended to read in its entirety as follows:

“(e)        Each Loan (other than a Swing Line Advance) shall mature, and the principal amount thereof shall be due and payable, on the earlier of (i) the date that is 30 days after the date of the making of such Loan or any Swing Line Advance refinanced with such Loan and (ii) the Termination Date. No proceeds of any Loan shall be used to refinance any Loan (other than a Swing Line Advance).”

1.7                                Section 2.8 of the New Credit Agreement is hereby amended by adding the following at the end thereof:

“(g)        On any date on which a Bank’s Commitment is terminated pursuant to Section 8.12, the Borrowers that have Loans outstanding at such date shall immediately severally prepay a portion of the outstanding principal amount of the one or more Loans made to such Borrowers (together with accrued interest thereon) equal to such Bank’s Commitment Percentage immediately prior to such termination, based upon each such Borrower’s pro rata share of such amount.”

1.8                                Section 2.9 of the New Credit Agreement is hereby amended to read in its entirety as follows:

“2.9.       Interest Rates. (a)  Subject to Section 2.9(c), each Loan shall bear interest on the outstanding principal amount thereof, for the period commencing with the date such Loan is made up to but not including the date such Loan is repaid in full, at a rate per annum equal to the Applicable Margin plus the higher of (x) the Federal Funds Effective Rate as in effect from time to time and (y) LIBOR as in effect on the date such Loan is first made. Interest on each Loan shall be payable on the last day of each calendar quarter commencing on the first such day after the Effective Date and on the Termination Date. The Administrative Agent shall on each Business Day for which a Loan is outstanding notify the borrowing Borrower and the Banks in writing (by telecopy) of the Federal Funds Effective Rate in effect on such day.

(b)          [Intentionally omitted.]

(c)           Any overdue principal of (whether at stated maturity, by acceleration or otherwise) and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder shall bear interest, payable on demand, for each day from and including the date payment thereof was due (whether at stated maturity, by acceleration or otherwise) to but not including the date of actual payment, at a rate per annum equal to the sum of two percent (2%) above the then applicable interest rate until such amount shall be paid in full (after as well as before judgment).”

1.9                                Section 2.10(a) of the New Credit Agreement is hereby amended to read in its entirety as follows:

“(a)        Subject to the allocation requirements of Section 2.14, during the Revolving Credit Period, each of the Borrowers severally shall pay to the Administrative Agent for the account of each Bank its pro rata share of the commitment fee at the rate of 0.08% per annum on the daily amount by which the aggregate amount of such Bank’s Commitment Amount exceeded the aggregate outstanding principal amount of the Loans made by such Bank. For the purpose of calculating the commitment fee, Swing Advances shall not be considered to be outstanding Loans.”

1.10                          Section 2.12 of the New Credit Agreement is hereby amended to read in its entirety as follows:

“2.12.     Computation of Interest and Fees.  All interest and fees hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed.”

1.11                          Article II of the New Credit Agreement is hereby amended by adding at the end thereof the following:

“2.18      Increase of Commitments.  The Borrowers may request an increase in the amount of the aggregate Commitment Amounts by offering to the Banks or to other prospective Banks that can make the representation and warranty contained in Section 8.12 acceptable to the Administrative Agent (“Prospective Banks”) the opportunity to increase their Commitments or to extend Commitments hereunder; provided, however, the Borrower shall not request an increase that would cause the aggregate Commitment Amounts after giving effect to such increase to exceed $525,000,000. Any such request shall be sent to the Banks, the Prospective Banks and the Administrative Agent and shall (A) refer to this Agreement, (B) specify (i) the aggregate amount of the increase that is sought and (ii) the name of each Bank and Prospective Bank to which the opportunity to increase or extend a Commitment is to be offered and the amount of such offer, and (C) request that Banks wishing to increase their Commitments and Prospective Banks wishing to extend new Commitments notify the Administrative Agent within 14 days of the date of the Borrower’s request. The increase in the Commitment of each Bank that agrees to increase such Commitment under this Section 2.15 shall be effective three (3) Business Days (or such other date as is acceptable to the Borrower and the Administrative Agent) after the date of the Borrower’s request without any further action by the Banks or any amendment to the agreement. Upon the effectiveness of any increase in a Bank’s Commitment, Schedule 1 shall be deemed to have been amended to reflect the increase in such Bank’s Commitment. Each Prospective Bank that accepts the Borrower’s offer to extend a Commitment shall become a party to this Agreement on such date or dates as may be mutually satisfactory to such Prospective Bank, the Borrower and the Administrative Agent, subject to the Administrative Agent’s receipt of a duly completed and executed Accession Agreement in the form of Exhibit I hereto. Upon the effectiveness of any Accession Agreement to which any Prospective Lender is a party, (i) such Prospective Bank shall be entitled to all rights, benefits and privileges accorded a Bank hereunder; (ii) Schedule 1 shall be deemed to have been amended to reflect the Commitment of the additional Bank as provided in the Accession Agreement; and (iii) if any Loans are outstanding under this Agreement, the Prospective Bank shall promptly make available to the Administrative Agent at the office of the Administrative Agent specified in Section 2.3(b) a sum in immediately available funds equal to such Prospective Bank’s Commitment Percentage of such Loans, for further distribution to the Banks according to their Commitment Percentages. Notwithstanding the foregoing, no increase in a Bank’s Commitment and no extension to a Prospective Bank shall become effective until such time as the Administrative Agent shall have received (1) evidence in form and substance satisfactory to the Administrative Agent that each Borrower has taken all necessary corporate, trust or limited liability company action to approve such increase in the aggregate Commitment Amounts and (2) a written opinion of the Borrower’s legal counsel, addressed to the Administrative Agent and the Banks and in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall give prompt notice to such Bank of (A) any increase in any Bank’s Commitment and (B) the Commitment of any additional Bank, in each case under this Section 2.18.”

1.12                          Section 8.3(c) of the New Credit Agreement is hereby amended to read in its entirety as follows:

“(c)        The agreements in this Section shall survive the termination of a Commitment or the Commitments and the payment of the Loans and all other amounts payable hereunder.”

1.13                          Section 8.12 of the New Credit Agreement is hereby amended by adding the following at the end thereof:

“No Bank shall have any liability under the terms of this Agreement for delivering such notice or for no longer being able to make the representations and warranties stated in the first sentence of this section so long as if it has timely delivered such notice. If the Investment Company Act of 1940, as amended, any rules, regulations or orders issued pursuant thereto, or any other applicable law shall make it illegal for a Bank to make loans to the Borrowers (or shall make it illegal for the Borrowers to borrow from a Bank), then such Bank’s Commitment Amount shall immediately and automatically be reduced to $0 and such Bank’s Commitment shall immediately and automatically terminate.”

1.14                          New Borrowers. Each of (i) BlackRock Funds, not in its individual capacity, but on behalf of each series thereof listed under its name on the signature page hereto under the heading “New Borrowers” (collectively, the “New BlackRock Funds Borrowers”); (ii) BlackRock Funds II, not in its individual capacity, but on behalf of each series thereof listed under its name on the signature page hereto under the heading “New Borrowers” (collectively, the “New Fund II Borrowers”); and (iii) BlackRock Bond Allocation Target Shares, not in its individual capacity, but on behalf of each series thereof listed under its name on the signature page hereto under the heading “New Borrowers” (collectively with the New BlackRock Funds Borrowers and the New Fund II Borrowers, the “New Borrowers”), by its execution of this TRR Agreement hereby, agrees, represents and warrants solely with respect to itself that, as of the date hereof and after giving effect hereto:

(a)           each New Borrower on whose behalf it acts shall be a Borrower under the New Credit Agreement;

(b)           each New Borrower on whose behalf it acts shall be bound by the terms and conditions of the New Credit Agreement as a Borrower;

(c)           the representations and warranties set forth in Article IV of the New Credit Agreement with respect to each New Borrower on whose behalf it acts are true and correct;

(d)           each New Borrower on whose behalf it acts is in compliance in all material respects with all of the terms and provisions set forth in the New Credit Agreement on its part to be observed or performed; and

(e)           no Default or Event of Default with respect to any New Borrower on whose behalf it acts has occurred and is continuing.

1.15                          Exhibit 2.18. The New Credit Agreement is hereby amended by adding Exhibit I thereto in the form attached as Exhibit I to this TRR Agreement.

1.16                          Schedule 1. Schedule 1 to the New Credit Agreement is hereby amended to read as set forth as Schedule 1 to this TRR Agreement.

1.17                          Schedule 4.9. Schedule 4.9 to the New Credit Agreement is hereby amended to read as set forth as Schedule 4.9 to this TRR Agreement.

1.18                          Schedule 5.20. Schedule 5.20 to the New Credit Agreement is hereby amended to read as set forth as Schedule 5.20 to this TRR Agreement.

1.19                          Schedule 8.7. Schedule 8.7 to the New Credit Agreement is hereby amended to read as set forth as Schedule 8.7 to this TRR Agreement.

SECTION 2:  CONDITIONS PRECEDENT. This TRR Agreement shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied.

2.1                                Receipt of Amendment. This TRR Agreement shall have been duly executed by the Borrowers, the Administrative Agent and the Banks.

2.2                                Receipt of Other Documents. The Administrative Agent shall have received from each New Borrower a manually signed certificate from the Secretary of such New Borrower, in form and substance satisfactory to the Administrative Agent and dated the date of this TRR Agreement, as to (i) the incumbency of, and bearing manual specimen signatures of, the Authorized Signatories of such New Borrower, and (ii) certifying and attaching copies of (A) such New Borrower’s Organization Documents as then in effect, (B) duly authorized resolutions of such New Borrower’s board of directors or trustees authorizing the transactions contemplated hereby, (C) the Prospectus of such New Borrower and (D) all amendments to such New Borrower’s investment objectives, policies and restrictions since the date of such Prospectus.

2.3                                Opinion of Counsel. The Administrative Agent shall have received from each Borrower an opinion of counsel to the Borrowers in form satisfactory to the Administrative Agent; provided that only limited opinions shall be provided with respect to Borrowers who are not New Borrowers as previously agreed upon between the Adviser and the Administrative Agent.

2.4                                Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this TRR Agreement, the following statements by each Borrower and, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such

Delaware LLC, Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, shall be true and correct (and each Borrower, and, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, by its execution of this TRR Agreement, hereby severally represents and warrants to the Banks with respect to itself that such statements are true and correct as at such times):

(a)                                  the representations and warranties with respect to such Borrower set forth in Article IV of the New Credit Agreement, shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(b)                                 no Default or Event of Default shall have then occurred and be continuing with respect to such Borrower.

2.5                                Receipt of Allocation Notice. The Administrative Agent shall have received an Allocation Notice from the Borrowers.

SECTION 3:  REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this TRR Agreement, each Borrower and, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, severally represents and warrants with respect to itself to each Bank as follows:

3.1                                Due Authorization, Non-Contravention, etc. The execution, delivery and performance by such Borrower or, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation on behalf of such Borrower, of this TRR Agreement is within such Borrower’s, or to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC’s, Trust’s or Maryland corporation’s limited liability company, trust or corporate powers, as the case may be, have been duly authorized by all necessary limited liability company, trust or corporate action, as applicable, on the part of such Borrower or, to the extent such Borrower is a series of a Delaware LLC, Trust or Maryland corporation, such Delaware LLC, Trust or such Maryland corporation, and do not:

(a)                                  conflict with such Borrower’s, or to the extent such Borrower is a series of a Delaware LLC, Trust or Maryland corporation, such Delaware LLC’s, Trust’s or Maryland corporation’s Organization Documents;

(b)                                 conflict with the most recent Prospectus or the most recent SAI (if applicable) of, any law applicable to, material agreement binding upon, or court or administrative order or decree applicable to, such Borrower; or

(c)                                  result in, or require the creation or imposition of, any Lien on any of such Borrower’s assets.

3.2                                Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery or performance of this TRR Agreement by such Borrower, or to the extent Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation.

3.3                                Validity, etc. This TRR Agreement constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

SECTION 4:  MISCELLANEOUS.

4.1                                Effectiveness. Until the occurrence of the earlier to occur of the date of effectiveness of this TRR Agreement as provided in Section 2 hereof and the Termination Date (as defined in the Original Credit Agreement), the Original Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all fees and interest accruing under the Original Credit Agreement shall continue to accrue at the rates provided for therein. Upon the effectiveness hereof, all rights and obligations of the parties shall be as set forth in the New Credit Agreement (except that any provision of the Original Credit Agreement which by its terms survives termination thereof shall remain in full force and effect).

4.2                                Payment of Costs and Expenses. Each Borrower severally agrees to pay on demand its pro rata share of all reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this TRR Agreement.

4.3                                Severability. Any provision of this TRR Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this TRR Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

4.4                                Headings. The various headings of this TRR Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this TRR Agreement or any provisions hereof.

4.5                                Execution in Counterparts. This TRR Agreement may be executed by the parties hereto in several counterparts (including by facsimile or other reliable electronic transmission), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

4.6                                Governing Law. THIS TRR AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

4.7                                Successors and Assigns. This TRR Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of this page intentionally left blank; signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Accepted and agreed to as of the date first above written:

Maryland Corporations:

BLACKROCK BALANCED CAPITAL FUND, INC.

BLACKROCK BOND FUND, INC., on behalf of the following series:

                        *High Income Portfolio

BLACKROCK FOCUS VALUE FUND, INC.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

BLACKROCK GLOBAL EMERGING MARKETS FUND (formerly BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.)

BLACKROCK GLOBAL GROWTH FUND, INC.

BLACKROCK GLOBAL SMALLCAP FUND, INC.

BLACKROCK HEALTHCARE FUND, INC.

BLACKROCK LARGE CAP SERIES FUNDS, INC., on behalf of the following series:

                        *BlackRock Large Cap Core Plus Fund

BLACKROCK LATIN AMERICA FUND, INC.

BLACKROCK MID CAP VALUE OPPORTUNITIES SERIES, INC., on behalf of the following series:

*BlackRock Mid Cap Value Opportunities Fund

BLACKROCK MUNICIPAL BOND FUND, INC., on behalf of each of the following series:

                        *BlackRock High Yield Municipal Fund

                        *BlackRock Municipal Insured Fund

                        *BlackRock National Municipal Fund

                        *BlackRock Short-Term Municipal Fund

BLACKROCK PACIFIC FUND, INC.

BLACKROCK SERIES FUND, INC., on behalf of each of the following series:

BLACKROCK FUNDS

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                        *BlackRock Balanced Capital Portfolio

                        *BlackRock Fundamental Growth Portfolio

                        *BlackRock Global Allocation Portfolio

                        *BlackRock Government Income Portfolio

                        *BlackRock High Income Portfolio

                        *BlackRock Large Cap Core Portfolio

                        *BlackRock Total Return Portfolio (formerly BlackRock Bond Portfolio)

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.

BLACKROCK VARIABLE SERIES FUNDS, INC., on behalf of each of the following series:

                        *BlackRock Balanced Capital V.I. Fund

                        *BlackRock Basic Value V.I. Fund

                        *BlackRock Fundamental Growth V.I. Fund

                        *BlackRock Global Allocation V.I. Fund

                        *BlackRock Global Growth V.I. Fund

                        *BlackRock Government Income V.I. Fund

                        *BlackRock High Income V.I. Fund

                        *BlackRock S&P 500 Index V.I. Fund

                        *BlackRock International Value V.I. Fund

                        *BlackRock Large Cap Core V.I. Fund

                        *BlackRock Large Cap Growth V.I. Fund

                        *BlackRock Large Cap Value V.I. Fund

                        *BlackRock Total Return V.I. Fund (formerly BlackRock Bond V.I. Fund)

                        *BlackRock Utilities and Telecommunications V.I. Fund

                        *BlackRock Value Opportunities V.I. Fund

BLACKROCK WORLD INCOME FUND, INC.

FDP SERIES INC., on behalf of each of the following series:

                        *Franklin Templeton Total Return FDP Fund

                        *Marsico Growth FDP Fund

                        *MFS Research International FDP Fund

                        *Van Kampen Value FDP Fund

Massachusetts Business Trusts:

BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST, on behalf of the following series:

                        *BlackRock California Insured Municipal Bond Fund

BLACKROCK FUNDS

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BLACKROCK EQUITY DIVIDEND FUND

BLACKROCK EUROFUND

BLACKROCK FUNDS, on behalf of each of the following series:

                        *BlackRock All-Cap Global Resources Portfolio

                        *BlackRock Asset Allocation Portfolio

                        *BlackRock Aurora Portfolio

                        *BlackRock Capital Appreciation Portfolio

                        *BlackRock Exchange Portfolio

                        *BlackRock Global Opportunities Portfolio

                        *BlackRock Global Resources Portfolio

                        *BlackRock Health Sciences Opportunities Portfolio

                        *BlackRock International Opportunities Portfolio

                        *BlackRock Mid-Cap Equity Growth Portfolio (formerly BlackRock Mid-Cap Growth Portfolio)

                        *BlackRock Mid-Cap Value Equity Portfolio (formerly BlackRock Mid-Cap Value Portfolio)

                        *BlackRock Science & Technology Opportunities Portfolio (formerly BlackRock Global Science & Technology Opportunities Portfolio)

                        *BlackRock Small Cap Core Equity Portfolio (formerly BlackRock Small Cap Core Portfolio)

                        *BlackRock Small Cap Equity Growth Portfolio (formerly BlackRock Small Cap Growth Portfolio)

                        *BlackRock Small Cap Value Portfolio

                        *BlackRock Small/Mid-Cap Growth Portfolio

                        *BlackRock U.S. Opportunities Portfolio

BLACKROCK FUNDS II, on behalf of each of the following series:

                        *BlackRock AMT-Free Municipal Bond Portfolio

                        *BlackRock Delaware Municipal Bond Portfolio

                        *BlackRock Enhanced Income Portfolio

                        *BlackRock GNMA Portfolio

                        *BlackRock Government Income Portfolio

                        *BlackRock High Yield Bond Portfolio

                        *BlackRock Inflation Protected Bond Portfolio

                        *BlackRock Intermediate Bond Portfolio II

                        *BlackRock Intermediate Government Bond Portfolio

                        *BlackRock International Bond Portfolio

                        *BlackRock Kentucky Municipal Bond Portfolio

                        *BlackRock Long Duration Bond Portfolio

BLACKROCK FUNDS

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                        *BlackRock Low Duration Bond Portfolio

                        *BlackRock Managed Income Portfolio

                        *BlackRock Ohio Municipal Bond Portfolio

                        *BlackRock Strategic I Portfolio

                        *BlackRock Total Return Portfolio II

                        *Life Cycle Prepared Portfolio 2010

                        *Life Cycle Prepared Portfolio 2015

                        *Life Cycle Prepared Portfolio 2020

                        *Life Cycle Prepared Portfolio 2025

                        *Life Cycle Prepared Portfolio 2030

                        *Life Cycle Prepared Portfolio 2035

                        *Life Cycle Prepared Portfolio 2040

                        *Life Cycle Prepared Portfolio 2045

                        *Life Cycle Prepared Portfolio 2050

                        *Prepared Portfolios - Aggressive Growth Prepared Portfolios (formerly Prepared Portfolios - Aggressive Prepared Portfolios)

                        *Prepared Portfolios - Conservative Prepared Portfolios

                        *Prepared Portfolios - Growth Prepared Portfolios

                        *Prepared Portfolios - Moderate Prepared Portfolios

BLACKROCK INTERNATIONAL VALUE TRUST (formerly BLACKROCK FUNDS II), on behalf of the following series:

                        *BlackRock International Value Fund

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST, on behalf of each of the following series:

                        *BlackRock Florida Municipal Bond Fund

                        *BlackRock New Jersey Municipal Bond Fund

                        *BlackRock New York Municipal Bond Fund

                        *BlackRock Pennsylvania Municipal Bond Fund

BLACKROCK MUNICIPAL SERIES TRUST, on behalf of the following series:

                        *BlackRock Intermediate Municipal Fund

BLACKROCK NATURAL RESOURCES TRUST

Delaware Statutory Trusts:

BLACKROCK BOND ALLOCATION TARGET SHARES, on behalf of each of the following series:

                        *Bond Allocation Target Shares Series S

                        *Bond Allocation Target Shares Series C

BLACKROCK FUNDS

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                        *Bond Allocation Target Shares Series M

BLACKROCK GLOBAL DYNAMIC EQUITY FUND

BLACKROCK PRINCIPAL PROTECTED TRUST, on behalf of each of the following series:

                        *BlackRock Basic Value Principal Protected Fund

                        *BlackRock Fundamental Growth Principal Protected Fund

MANAGED ACCOUNT SERIES, on behalf of:

                        *Global SmallCap Portfolio

                        *High Income Portfolio

                        *Mid Cap Value Opportunities Portfolio

                        *US Mortgage Portfolio (formerly U.S. Mortgage Portfolio)

Delaware Limited Liability Companies:

BLACKROCK MASTER LLC, on behalf of each of the following series:

                        *BlackRock Master International Portfolio

                        *BlackRock Master Small Cap Growth Portfolio

GLOBAL FINANCIAL SERVICES MASTER LLC, on behalf of the following series:

                        *Global Financial Services Portfolio

MASTER BASIC VALUE LLC

MASTER BOND LLC, on behalf of the following series:

                        *Master Total Return Portfolio

MASTER COMMODITY STRATEGIES LLC

MASTER FOCUS GROWTH LLC (formerly MASTER FOCUS TWENTY LLC)

MASTER LARGE CAP SERIES LLC, on behalf of each of the following series:

                        *Master Large Cap Core Portfolio

                        *Master Large Cap Growth Portfolio

                        *Master Large Cap Value Portfolio

MASTER SENIOR FLOATING RATE LLC

MASTER VALUE OPPORTUNITIES LLC

BLACKROCK FUNDS

NOVEMBER 2008 TRR

SIGNATURE PAGE

QUANTITATIVE MASTER SERIES LLC, on behalf of each of the following series:

                        *Master Core Bond Enhanced Index Series

                        *Master Enhanced International Series

                        *Master Enhanced S&P 500 Series

                        *Master Enhanced Small Cap Series

                        *Master Extended Market Index Series

                        *Master International Index Series

                        *Master MidCap Index Series

                        *Master S&P 500 Index Series

                        *Master Small Cap Index Series (formerly Master SmallCap Index Series)

SHORT TERM BOND MASTER LLC, on behalf of the following series:

                        *BlackRock Short Term Bond Fund

New Borrowers:

Massachusetts Business Trusts:

BLACKROCK FUNDS, on behalf of the following series:

                        *BlackRock International Diversification Fund

BLACKROCK FUNDS II, on behalf of each of the following series:

                        *BlackRock Emerging Market Debt Portfolio

                        *BlackRock Income Builder Portfolio

                        *BlackRock Income Portfolio

                        *BlackRock Strategic Income Portfolio

Delaware Statutory Trust:

BLACKROCK FUNDS

NOVEMBER 2008 TRR

SIGNATURE PAGE

BLACKROCK BOND ALLOCATION TARGET SHARES,
on behalf of each of the following series:
*Bond Allocation Target Shares Series N

By:
Donald C. Burke
Chief Executive Officer

BLACKROCK FUNDS

NOVEMBER 2008 TRR

SIGNATURE PAGE

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2008 TRR

SIGNATURE PAGE

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2008 TRR

SIGNATURE PAGE

HSBC BANK USA, N.A.

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2008 TRR

SIGNATURE PAGE

CITIBANK, N.A.

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2008 TRR

SIGNATURE PAGE

BROWN BROTHERS HARRIMAN & CO.

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2008 TRR

SIGNATURE PAGE

BANK OF AMERICA, N.A.

By:
Name:
Title:

Exhibit I

FORM OF ACCESSION AGREEMENT

ACCESSION AGREEMENT dated as of                             , among (i) [NAME OF ACCEDING LENDER] (the “Acceding Bank”), (ii) each borrower signatory to the Credit Agreement dated                            , 20     among such borrowers, the Banks party thereto and JPMORGAN CHASE BANK, N.A., a New York banking corporation (“JPMorgan”), as administrative agent (the “Administrative Agent”) for the Banks (as amended or modified from time to time, the “Credit Agreement”) and (iii) the Administrative Agent.

A.            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B.            The Borrowers have invited, and the Acceding Bank desires, to become a party to the Credit Agreement and to assume the obligations of a Bank thereunder. The Acceding Bank is entering into this Agreement in accordance with the provisions of the Credit Agreement in order to become a Bank thereunder.

Accordingly, the Acceding Bank, the Borrower and the Administrative Agent agree as follows:

SECTION 1.   Accession to the Credit Agreement.  (a) The Acceding Bank, as of the Effective Date, hereby accedes to the Credit Agreement and shall thereafter have the rights and obligations of a Bank thereunder with the same force and effect as if originally named therein as a Bank.

(b)           The Commitment of the Acceding Bank shall equal the amount set forth opposite its signature hereto.

SECTION 2.   Representations and Warrants, Agreements of Acceding Bank, etc.  The Acceding Bank (a) represents and warrants that (i) it is (A) a depository institution (as defined in Section 3 of the Federal Deposit Insurance Act) or a branch or agency of a foreign bank (as such terms are defined in Section 1(b) of the International Banking Act of 1978), (B) a member bank of the Federal Reserve System or (C) any other banking institution or trust company, whether incorporated or not, doing business under the laws of any State or of the United States, a substantial portion of the business of which consists of receiving deposits or exercising fiduciary powers similar to those permitted to national banks under the authority of the Comptroller of the Currency, and which is supervised and examined by State or Federal authority having supervision over banks, and which is not operated for the purpose of evading the provisions of the Act; (ii) it is not “affiliated” (within the meaning of the Act) with any Borrower or the Adviser; and (iii) it is legally authorized to enter into this Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) confirms that it will independently and without reliance upon the Administrative Agent or any Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (e) agrees that it will perform, in accordance with their terms all the obligations that by the terms of the Credit Agreement are required to be performed by it as a Bank.

SECTION 3.   Effectiveness.  (a)  This Agreement shall become effective on                        (the “Effective Date”), subject to the Administrative Agent’s receipt of (i) counterparts of this Agreement duly executed on behalf of the Acceding Bank and the Borrower, (ii) if the Acceding Bank is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.13 of the Credit Agreement duly completed and executed by the Acceding Bank, (iii) an Administrative Questionnaire completed in respect of the Acceding Bank and (iv) a processing and recordation fee of $3,500.

(b)           Upon the effectiveness of this Agreement, the Administrative Agent shall (i) record the information contained herein and in any administrative questionnaire in the register and (ii) give prompt notice thereof to the Banks.

SECTION 4.   Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

SECTION 5.   Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.   Severability.  In case any one or more of the provisions contained in this Agreement should beheld invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic affect which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.   Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 8.1 of the Credit Agreement. All communications and notices hereunder to the Acceding Bank shall be given to it at the address set forth under its signature hereto, which information, together with the amount of the Acceding Bank’s Commitment, supplements Schedule 1 to the Credit Agreement.

IN WITNESS WHEREOF, the Acceding Bank, the Borrower and the Administrative Agent have duly executed this Accession Agreement as of the day and year first above written.

Commitment

$

[NAME OF ACCEDING BANK],

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:
Name:
Title:

Schedule 1

ADDRESSES FOR NOTICES AND
COMMITMENT AMOUNTS

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, NY 10017

Attention:  Ms. Jeanne Horn

Telephone:  (212) 270-9090

Facsimile:   (212) 270-0670

and

111 Fannin Street, 10th Floor

Houston, TX 77002-6925

Attention: Candice Grayson

Commitment Amount: $100,000,000 Commitment Percentage: 20%

The Bank of New York Mellon One Wall Street New York, NY 10286 Attention: Mr. Andrew S. Demko Telephone: 212-635-6872 Facsimile: 212-809-9566	Commitment Amount: $100,000,000 Commitment Percentage: 20%

State Street Bank and Trust Company

Mutual Fund Lending

Lafayette Corporate Center

2 Avenue de Lafayette

2nd Floor

Boston, MA  02111

Attention:  Mr. Charles Garrity

Telephone:  617-662-1282

Facsimile:  617-662-2325

Commitment Amount: $90,000,000 Commitment Percentage: 18%

HSBC Bank USA 452 5th Avenue 25th Floor New York, NY 10018 Attention: Mr. Paul Lopez Telephone: 212-525-6662 Facsimile: 212-525-8370	Commitment Amount: $80,000,000 Commitment Percentage: 16%

Citibank, N.A. 388 Greenwich St., 23rd Fl New York, NY 10013 Attention: Mr. Alexander Duka Telephone: 212-816-3260 Facsimile: 212-816-4143	Commitment Amount: $75,000,000 Commitment Percentage: 15%

Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 Attention: Mr. Michael McDonald Telephone: 617-772-1364 Facsimile: 617-772-1138	Commitment Amount: $35,000,000 Commitment Percentage: 7%

Bank of America, N.A. One Bryant Park New York, NY 10036 Attention: Philip Whewell Telephone: 646-855-3544 Facsimile: 804-262-9565	Commitment Amount: $20,000,000 Commitment Package: 4%

2

Schedule 4.9

BORROWERS WITH LESS THAN 25% OF ASSETS IN MARGIN STOCK

Master Senior Floating Rate LLC

BlackRock California Municipal Series Trust,

on behalf of the following series:

*BlackRock California Insured Municipal Bond Fund

BlackRock Multi-State Municipal Series Trust,

on behalf of each of the following series:

*BlackRock Florida Municipal Bond Fund

*BlackRock New Jersey Municipal Bond Fund

*BlackRock New York Municipal Bond Fund

*BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.,

on behalf of each of the following series:

*BlackRock High Yield Municipal Fund

*BlackRock Municipal Insured Fund

*BlackRock National Municipal Fund

*BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust,

on behalf of the following series:

*BlackRock Intermediate Municipal Fund

BlackRock Series Funds, Inc.,

on behalf of the following series:

*BlackRock Government Income Portfolio

BlackRock Variable Series Funds, Inc.,

on behalf of the following series:

*BlackRock Government Income V.I. Fund

Schedule 5.20

LIST OF CUSTODIANS

NAME OF BORROWER	NAME OF CUSTODIAN*

Maryland Corporations:

BLACKROCK BALANCED CAPITAL FUND, INC.	BONY

BLACKROCK BOND FUND, INC., on behalf of the following series:	State Street
*High Income Portfolio

BLACKROCK DEVELOPING GLOBAL EMERGING MARKETS FUND, INC.	Brown Brothers

BLACKROCK FOCUS VALUE FUND, INC.	JPMorgan Chase

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.	JPMorgan Chase

BLACKROCK GLOBAL ALLOCATION FUND, INC.	Brown Brothers

BLACKROCK GLOBAL GROWTH FUND, INC.	State Street

BLACKROCK GLOBAL SMALLCAP FUND, INC.	Brown Brothers

BLACKROCK HEALTHCARE FUND, INC.	JPMorgan Chase

BLACKROCK LARGE CAP SERIES FUNDS, INC., on behalf of the following series:	Brown Brothers
*BlackRock Large Cap Core Plus Fund

BLACKROCK LATIN AMERICA FUND, INC.	Brown Brothers

BLACKROCK MID CAP VALUE OPPORTUNITIES SERIES, INC., on behalf of the following series:	BONY
*BlackRock Mid Cap Value Opportunities Fund

NAME OF BORROWER	NAME OF CUSTODIAN*

BLACKROCK MUNICIPAL BOND FUND, INC., on behalf of each of the following series:	All BONY
*BlackRock High Yield Municipal Fund
*BlackRock Municipal Insured Fund
*BlackRock National Municipal Fund
*BlackRock Short-Term Municipal Fund

BLACKROCK PACIFIC FUND, INC.	Brown Brothers

BLACKROCK SERIES FUND, INC., on behalf of each of the following series:	All BONY, except as otherwise indicated.
*BlackRock Balanced Capital Portfolio
*BlackRock Fundamental Growth Portfolio
*BlackRock Global Allocation Portfolio	Brown Brothers
*BlackRock Government Income Portfolio
*BlackRock High Income Portfolio
*BlackRock Large Cap Core Portfolio
*BlackRock Total Return Portfolio

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JPMorgan Chase

BLACKROCK WORLD INCOME FUND, INC.	State Street

BLACKROCK VARIABLE SERIES FUNDS, INC., on behalf of each of the following series:	All BONY, except as otherwise indicated.
*BlackRock Balanced Capital V.I. Fund
*BlackRock Basic Value V.I. Fund
*BlackRock Fundamental Growth V.I. Fund
*BlackRock Global Allocation V.I. Fund	Brown Brothers
*BlackRock Global Growth V.I. Fund
*BlackRock Government Income V.I. Fund
*BlackRock High Income V.I. Fund
*BlackRock S&P 500 Index V.I. Fund
*BlackRock International Value V.I. Fund	Brown Brothers
*BlackRock Large Cap Core V.I. Fund
*BlackRock Large Cap Growth V.I. Fund	Brown Brothers
*BlackRock Large Cap Value V.I. Fund
*BlackRock Total Return V.I. Fund
*BlackRock Utilities and Telecommunications V.I. Fund
*BlackRock Value Opportunities V.I. Fund

2

NAME OF BORROWER	NAME OF CUSTODIAN*

FDP SERIES INC., on behalf of each of the following series:	All Brown Brothers
*Franklin Templeton Total Return FDP Fund
*Marsico Growth FDP Fund
*MFS Research International FDP Fund
*Van Kampen Value FDP Fund

Massachusetts Business Trusts:

BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST, on behalf of the following series:	BONY
*BlackRock California Insured Municipal Bond Fund

BLACKROCK EQUITY DIVIDEND FUND	State Street

BLACKROCK EUROFUND	Brown Brothers

BLACKROCK FUNDS, on behalf of the following series:	All PFPC, except as otherwise indicated
*BlackRock All-Cap Global Resources Portfolio
*BlackRock Asset Allocation Portfolio
*BlackRock Aurora Portfolio
*BlackRock Capital Appreciation Portfolio
*BlackRock Exchange Portfolio
*BlackRock Global Opportunities Portfolio
*BlackRock Global Resources Portfolio
*BlackRock Science & Technology Opportunities Portfolio
*BlackRock Health Sciences Opportunities Portfolio
*BlackRock International Diversification Fund	State Street
*BlackRock International Opportunities Portfolio
*BlackRock Mid-Cap Growth Equity Portfolio
*BlackRock Mid-Cap Value Equity Portfolio
*BlackRock Small Cap Core Equity Portfolio
*BlackRock Small Cap Growth Equity Portfolio
*BlackRock Small Cap Value Equity Portfolio
*BlackRock Small/Mid-Cap Growth Equity Portfolio
*BlackRock U.S. Opportunities Portfolio

3

NAME OF BORROWER	NAME OF CUSTODIAN*

BLACKROCK FUNDS II, on behalf of each of the following series:	All PFPC, except as otherwise indicated
*BlackRock AMT-Free Municipal Bond Portfolio
*BlackRock Delaware Municipal Bond Portfolio
*BlackRock Emerging Markets Debt Portfolio	Brown Brothers
*BlackRock Enhanced Income Portfolio
*BlackRock GNMA Portfolio
*BlackRock Government Income Portfolio
*BlackRock High Yield Bond Portfolio
*BlackRock Income Builder Portfolio	Brown Brothers
*BlackRock Income Portfolio	Brown Brothers
*BlackRock Inflation Protected Bond Portfolio
*BlackRock Intermediate Bond Portfolio II
*BlackRock Intermediate Government Bond Portfolio
*BlackRock International Bond Portfolio
*BlackRock Kentucky Municipal Bond Portfolio
*BlackRock Long Duration Bond Portfolio
*BlackRock Low Duration Bond Portfolio
*BlackRock Managed Income Portfolio
*BlackRock Ohio Municipal Bond Portfolio
*BlackRock Strategic I Portfolio
*BlackRock Strategic Income Portfolio	Brown Brothers
*BlackRock Total Return Portfolio II
*Life Cycle Prepared Portfolio 2010
*Life Cycle Prepared Portfolio 2015
*Life Cycle Prepared Portfolio 2020
*Life Cycle Prepared Portfolio 2025
*Life Cycle Prepared Portfolio 2030
*Life Cycle Prepared Portfolio 2035
*Life Cycle Prepared Portfolio 2040
*Life Cycle Prepared Portfolio 2045
*Life Cycle Prepared Portfolio 2050
*Prepared Portfolios - Aggressive Growth Prepared Portfolios
*Prepared Portfolios - Conservative Prepared Portfolios
*Prepared Portfolios – Growth Prepared Portfolios
*Prepared Portfolios - Moderate Prepared Portfolios

4

NAME OF BORROWER	NAME OF CUSTODIAN*

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST, on behalf of each of the following series:	All State Street
*BlackRock Florida Municipal Bond Fund
*BlackRock New Jersey Municipal Bond Fund
*BlackRock New York Municipal Bond Fund
*BlackRock Pennsylvania Municipal Bond Fund

BLACKROCK MUNICIPAL SERIES TRUST, on behalf of the following series:	State Street
*BlackRock Intermediate Municipal Fund

BLACKROCK NATURAL RESOURCES TRUST	BONY

Delaware Statutory Trusts:

BLACKROCK BOND ALLOCATION TARGET SHARES, on behalf of each of the following series:	All PFPC
*Bond Allocation Target Shares Series S
*Bond Allocation Target Shares Series C
*Bond Allocation Target Shares Series M
*Bond Allocation Target Series N

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	Brown Brothers

BLACKROCK PRINCIPAL PROTECTED TRUST, on behalf of each of the following series:	All Brown Brothers
*BlackRock Basic Value Principal Protected Fund
*BlackRock Fundamental Growth Principal Protected Fund

MANAGED ACCOUNT SERIES, on behalf of:
*Global SmallCap Portfolio	Brown Brothers
*High Income Portfolio	State Street
*Mid Cap Value Opportunities Portfolio	Brown Brothers
*US Mortgage Portfolio	State Street

Delaware LLCs:

BLACKROCK MASTER LLC, on behalf of each of the following series:	All Brown Brothers
*BlackRock Master International Portfolio
*BlackRock Master Small Cap Growth Portfolio

5

NAME OF BORROWER	NAME OF CUSTODIAN*

GLOBAL FINANCIAL SERVICES MASTER LLC, on behalf of the following series:	Brown Brothers
*Global Financial Services Portfolio

MASTER BOND LLC, on behalf of the following series:	State Street
*Master Total Return Bond Portfolio

MASTER BASIC VALUE LLC	BONY

MASTER FOCUS GROWTH LLC	BONY

MASTER LARGE CAP SERIES LLC, on behalf of each of the following series:	All Brown Brothers
*Master Large Cap Core Portfolio
*Master Large Cap Growth Portfolio
*Master Large Cap Value Portfolio
*BlackRock Large Cap Core Plus

MASTER SENIOR FLOATING RATE LLC	BONY

MASTER VALUE OPPORTUNITIES LLC	BONY

QUANTITATIVE MASTER SERIES LLC, on behalf of each of the following series:	All JPMorgan Chase, except as otherwise indicated
*Master Core Bond Enhanced Index Series
*Master Enhanced International Series	State Street
*Master Enhanced S&P 500 Series
*Master Enhanced Small Cap Series
*Master Extended Market Index Series
*Master International Index Series
*Master MidCap Index Series
*Master S&P 500 Index Series	State Street
*Master SmallCap Index Series	State Street

SHORT TERM BOND MASTER TRUST, on behalf of the following series:	Brown Brothers
*BlackRock Short Term Bond Fund

*

1.             “BONY” = The Bank of New York Mellon

2.             “Brown Brothers” = Brown Brothers Harriman & Co.

3.             “JPMorgan Chase” = JPMorgan Chase Bank, N.A.

4.             “State Street” = State Street Bank and Trust Company

5.             “PFPC” = PFPC Trust Company

6

Schedule 8.7

ADDITIONAL BORROWERS

None